BUZZFEED, INC. ANNOUNCES SALE OF FIRST WE FEAST TO AN AFFILIATE OF SOROS FUND MANAGEMENT IN $82.5 MILLION ALL-CASH DEAL

Post-Transaction the Company is Operating with a Cash Balance that Exceeds Remaining Debt

NEW YORK, NY — December 12, 2024 — BuzzFeed, Inc. (Nasdaq: BZFD) (the “Company”) today announced the closing of its sale of First We Feast to a consortium led by an affiliate of Soros Fund Management LLC in an $82.5 million all-cash deal. The proceeds of the transaction combined with a partial prepayment of the Company’s outstanding convertible notes has the Company operating with a cash balance that exceeds its remaining debt. Refer to the Company’s 8-K filed with the SEC on December 12, 2024 for additional details.

The divestiture of First We Feast completes the Company’s strategic shift away from lower-margin content products, allowing for a greater focus on high-margin, tech-enabled revenue lines: programmatic advertising and affiliate commerce.
“The sale of First We Feast and continued reduction of our convertible debt marks an important step in BuzzFeed, Inc.’s strategic transformation into a media company positioned to fully benefit from the ongoing AI revolution,” said BuzzFeed founder and CEO Jonah Peretti. “In the coming years, we will continue to invest in our most scalable and tech enabled services, launching new AI-powered interactive experiences, and delivering for our loyal audience and business partners.”
During the fourth quarter of 2024, the Company concluded that First We Feast was classified as a held for sale asset and met the criteria for discontinued operations in accordance with U.S. GAAP. Therefore, the performance of First We Feast will be presented as a discontinued operation within our financial results.

Today the Company also issued guidance for the fourth quarter ending December 31, 2024 on a continuing operations basis, which excludes expected fourth quarter contributions from First We Feast.
●Fourth quarter revenues on a continuing operations basis are expected to be in the range of $54 million to $58 million.
●Fourth quarter Adjusted EBITDA1 on a continuing operations basis is now expected to be in the range of $4 million to $9 million.

“As we close out 2024, we are poised to deliver year-over-year growth in Programmatic Advertising and Affiliate Commerce combined revenue for the third consecutive quarter,” said Matt Omer, CFO of BuzzFeed, Inc. “Our focus on these high-margin businesses has also positioned us to drive significant improvement in Adjusted EBITDA profitability this year, with Adjusted EBITDA expected to grow by $12.7 million at the midpoint versus 2023 — and that's without one full quarter of the $23 million of annualized compensation savings implemented in Q1 2024.”

“We now have removed more than $150 million of debt since December 31, 2023 and enter 2025 with a stronger balance sheet, so that we can focus on growth and driving expanded profitability.”

The Company acquired “First We Feast” as a part of “Complex Networks” in December 2021 for approximately $198 million in cash and 2.5 million split-adjusted shares of equity. “Complex” was sold to NTWRK earlier this year for $108.6 million plus $5.7 million in related fees received from NTWRK.

The Company plans to release its fourth quarter and full year 2024 financial results on March 13, 2025, after the market closes. BuzzFeed, Inc. Founder and CEO Jonah Peretti and CFO Matt Omer will host a conference call to discuss the results at 5:00 PM ET.

1 As presented throughout, Adjusted EBITDA is a Non-GAAP Financial Measure; refer to "Non-GAAP Financial Measures" for additional details.

The financial results conference call will be available via webcast at investors.buzzfeed.com under the heading News and Events. A replay will be made available at the same URL. To participate in the conference call, interested parties must register in advance.

UBS Investment Bank served as the exclusive financial advisor to BuzzFeed, Inc. on the transaction. Freshfields US LLP served as external legal counsel to BuzzFeed, Inc.

About BuzzFeed, Inc.
BuzzFeed, Inc. is home to the best of the Internet. Across pop culture, entertainment, shopping, food and news, our brands drive conversation and inspire what audiences watch, read, and buy now — and into the future. Born on the Internet in 2006, BuzzFeed is committed to making it better: providing trusted, quality, brand-safe news and entertainment to hundreds of millions of people; making content on the Internet more inclusive, empathetic, and creative; and inspiring our audience to live better lives.

Non-GAAP Financial Measures
Adjusted EBITDA is a non-GAAP financial measure and represents a key metric used by management and our board of directors to measure the operational strength and performance of our business, to establish budgets, and to develop operational goals for managing our business. We define Adjusted EBITDA as net income (loss) from continuing operations, excluding the impact of net income (loss) attributable to noncontrolling interests, income tax (benefit) provision, interest expense, net, other (income) expense, net, depreciation and amortization, stock-based compensation, change in fair value of warrant liabilities, change in fair value of derivative liability, restructuring costs, transaction-related costs, and other non-cash and non-recurring items that management believes are not indicative of ongoing operations.
We believe Adjusted EBITDA is relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by our management. There are limitations to the use of Adjusted EBITDA and our Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes. Adjusted EBITDA should not be considered a substitute for measures prepared in accordance with GAAP.
While Adjusted EBITDA is a non-GAAP financial measure, we have not provided guidance for the most directly comparable GAAP financial measure — net income (loss) from continuing operations — due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary to forecast such a measure.

Forward-Looking Statements
Certain statements in this press release may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Our forward-looking statements include, but are not limited to, statements regarding the benefits of the First We Feast transaction, our expected future performance (including future revenue, pro forma enterprise value, cash balance and our guidance for the quarter and year ended December 31, 2024), market opportunities for BuzzFeed, HuffPost, and Tasty, and the overall digital publishing market and statements regarding our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “affect,” “anticipate,” “believe,” “can,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include all matters that are not historical facts. The forward-looking statements contained in this press release are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, (some of which are beyond our control) uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-

looking statements. These risks and uncertainties include, but are not limited to: (1) developments relating to our competitors and the digital media industry, including overall demand of advertising in the markets in which we operate; (2) demand for our products and services or changes in traffic or engagement with our brands and content; (3) changes in the business and competitive environment in which we and our current and prospective partners and advertisers operate; (4) macroeconomic factors including: adverse economic conditions in the United States and globally, including the potential onset of recession; current global supply chain disruptions; potential government shutdowns or a failure to raise the U.S. federal debt ceiling or to fund the federal government; the ongoing conflicts between Russia and Ukraine and between Israel and Hamas and any related sanctions and geopolitical tensions, and further escalation of trade tensions between the United States and China; the inflationary environment; high unemployment; high interest rates, currency fluctuations; and the competitive labor market; (5) our future capital requirements, including, but not limited to, our ability to obtain additional capital in the future, to settle conversions of our unsecured convertible notes, repurchase the notes upon a fundamental change such as the delisting of our Class A common stock or repay the notes in cash at their maturity, including upon the holders of the notes requiring repayment of their notes, any restrictions imposed by, or commitments under, the indenture governing our unsecured notes or agreements governing any future indebtedness, and any restrictions on our ability to access our cash and cash equivalents; (6) significant volatility in the trading of our Class A common stock as a result of the potential inability to repay the notes upon request by the holders of the notes; (7) developments in the law and government regulation, including, but not limited to, revised foreign content and ownership regulations, and the outcomes of legal proceedings, regulatory disputes or governmental investigations to which we are subject; (8) the benefits of our cost savings measures; (9) our success divesting of companies, assets or brands we sell or in integrating and supporting the companies we acquire; (10) technological developments including artificial intelligence; (11) the impact of activist shareholder activity, including on our strategic direction; (12) our success in retaining or recruiting, or changes required in, officers, other key employees or directors; (13) use of content creators and on-camera talent and relationships with third parties managing certain of our branded operations outside of the United States; (14) the security of our information technology systems or data; (15) disruption in our service, or by our failure to timely and effectively scale and adapt our existing technology and infrastructure; (16) our ability to maintain the listing of our Class A common stock and warrants on The Nasdaq Stock Market LLC; and (17) those factors described under the sections entitled “Risk Factors” in the Company’s annual and quarterly filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. There may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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Media & Investor Relations
Juliana Clifton, BuzzFeed: juliana.clifton@buzzfeed.com
Lizzie Grams, BuzzFeed: lizzie.grams@buzzfeed.com